UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): November 2, 2008

TransTech Services Partners Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52657	20-5426668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Fifth Avenue, Suite 30H New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 629-3710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

CURRENT REPORT ON FORM 8-K

TransTech Services Partners, Inc.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 2, 2008, Graham Norton-Standen resigned as a director of TransTech Services Partners Inc. (the “Company”) and as the Company’s Director of Strategy, both effective immediately. There was no disagreement or dispute between Mr. Norton-Standen and the Company which led to his resignation as both a director and officer of the Company. A copy of Mr. Norton-Standen’s resignation is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransTech Services Partners Inc.

Date: November 7, 2008	By:	/s/ Suresh Rajpal
Name: Suresh Rajpal
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter of Resignation of Mr. Graham Norton-Standen from the Board of Directors of the Company and as the Company’s Director of Strategy.